UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )
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Filed by a Party other than the Registrant	☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12
Piedmont Lithium Inc.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Your **Vote** Counts!

PIEDMONT LITHIUM INC.

2024 Annual Meeting
Vote by June 12, 2024
11:59 PM ET



PIEDMONT LITHIUM

PIEDMONT LITHIUM INC.
42 E CATAWBA STREET
BELMONT, NORTH CAROLINA 28012
UNITED STATES

V47744-P07327

You invested in PIEDMONT LITHIUM INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 13, 2024.**

Get informed before you vote.

View the Notice, Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 30, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

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Vote Virtually at the Meeting*

June 13, 2024
11:00 AM ET

Virtually at:
www.virtualshareholdermeeting.com/PLL2024

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials at www.ProxyVote.com or easily request a paper copy. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote on these important matters.

Voting Items		Board Recommends
1.	Election of the three Class I director nominees, each to serve for a three-year term until the 2027 Annual Meeting of Stockholders.	
	Nominees:	
1a.	Mr. Keith Phillips	For
1b.	Mr. Michael Bless	For
1c.	Ms. Dawne Hickton	For
2.	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the year ending December 31, 2024.	For
3.	Approval of, on a non-binding, advisory basis, the compensation of our named executive officers.	For
4.	Approval of the grant of up to 169,903 stock options to Mr. Keith Phillips.	For
5.	Approval of the grant of up to 64,362 restricted stock units to Mr. Keith Phillips.	For
6.	Approval of the grant of up to 257,442 performance stock units to Mr. Keith Phillips.	For
7.	Approval of the grant of up to 13,976 restricted stock units to Mr. Jeff Armstrong.	For
8.	Approval of the grant of up to 7,724 restricted stock units to Ms. Christina Alvord.	For
9.	Approval of the grant of up to 7,724 restricted stock units to Mr. Jorge Beristain.	For
10.	Approval of the grant of up to 7,724 restricted stock units to Mr. Michael Bless.	For
11.	Approval of the grant of up to 7,724 restricted stock units to Mr. Claude Demby.	For
12.	Approval of the grant of up to 7,724 restricted stock units to Ms. Dawne Hickton.	For

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

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V47745-P07327